SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  June 24, 2002
                Date of Report (Date of earliestevent reported):




                             YOUNG INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)





                                    MISSOURI
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                 (State or other jurisdiction of incorporation)





             000-23213                                    43-1718931
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    (Commission File Number)             (I.R.S. Employer Identification Number)



13705 Shoreline Court East, Earth City, MO                      63045
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(Address of principal executive offices)                      (Zip Code)




                                 (314) 344-0010
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Young Innovations, Inc. (the "Company") previously reported that on June 10, 2002, the Board of Directors, on the recommendation of the Audit Committee, appointed KPMG LLP ("KPMG") as the Company's independent certifying accountants for the year ended December 31, 2002, subject to KPMG's standard evaluation process. On June 24, 2002 KPMG concluded their standard evaluation process and accepted the engagement with the Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          YOUNG INNOVATIONS, INC.

                                          By: /s/ Arthur L. Herbst, Jr.
                                             -----------------------------------
                                             Arthur L. Herbst, Jr.
                                             Executive Vice President, Chief
                                             Operating Officer and Chief
                                             Financial Officer


Dated:  August 1, 2002